Thermophilic Filamentous Fungus, C1 Next-Gen Therapeutic Protein Production System

Speed development, increase access, affordability and independence of biomanufacturing monoclonal antibodies and antigens for infectious and other diseases

Rapid, efficient low-cost monoclonal antibody production for LMICs

Mark Emalfarb, Founder & CEO
WHO consultation on novel manufacturing technologies for monoclonal antibody production with a focus on infectious diseases for LMICs
13-14 September 2022

Dyadic International (NASDAQ: DYAI)

Safe Harbor Regarding Forward-looking Statements

Certain statements contained in this presentation are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including those regarding Dyadic's expectations, intentions, strategies and beliefs pertaining to future events or future financial performance. Actual events or results may differ materially from those in the forward-looking statements as a result of various important factors, including those described in Dyadic's most recent filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this presentation, which are based on information available to us on the date hereof. Dyadic assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. For a more complete description of the risks that could cause our actual results to differ from our current expectations, please see the section entitled "Risk Factors" in Dyadic's annual reports on Form 10-K and quarterly reports on Form 10-Q filed with the SEC, as such factors may be updated from time to time in Dyadic's periodic filings with the SEC, which are accessible on the SEC's website and at www.dyadic.com

Current costs of producing mAbs are simply too great to support independent production in LMICs

Access Challenges


Number of registered monoclonal antibodies in selected countries (includes biosimilars)
0
20
40
60
80
100
120
EU
120
US
112
Brazil
77
India
36
Nigeria
10
Zimbabwe
7
US, Canada, Europe
77%
Mideast
2%
Asia-Pacific
16%
Africa
Latin America
4%
Sources: IAVI registration analysis (chart)
Coherent Market Report, 2019 (map)
Estimated global market for monoclonal antibodies, 2018
The majority of deaths from non-communicable diseases occur in low- and middle-income countries.

Affordability Challenges


US and Canada
36.6%
Europe
25.9%
2.8%
Russia and Eastern Europe
China
8.5%
Japan and other Asia
9.6%
India
8.1%
1.4%
Africa
Latin America
6.5%
Source: Baaj, A. (2017) Tufts Center for the Study of Drug Development Report October

Examples of monoclonal antibody manufacturing facilities in Asia, Africa and South America

Dyadic's Mission: Proteins for World Health

Meeting the growing demand for proteins worldwide for human and animal health with highly productive scalable microbial biomanufacturing platforms.

To improve how we feed, fuel, and heal the world by utilizing modern biotechnology to revolutionize science, medicine, agriculture, nutrition and food.



Mark Emalfarb

Founder, CEO

Proven entrepreneur, inventor 25+ U.S. and foreign biotechnology patents, filamentous fungal enzyme product commercialization

Transforming Biomanufacturing
&
Closing the Technology Gap in Least Developed Countries

Dyadic is already partnering on African and Indian Continents to improve local biomanufacturing efforts

Submission of a Clinical Trial Application (CTA) with South African Health Products Regulatory Authority (SAHPRA) to initiate a Phase 1 study

SAHPRA

"We have leveraged our industrially-proven C1 platform to bring a rapid, highly productive, and affordable approach for emerging and developed countries to fight against COVID-19, and we believe that our novel C1 protein production platform could be instrumental in the control and prevention of infectious and other diseases" said Mark Emalfarb, President and Chief Executive Officer of Dyadic.

Dyadic announces development of COVID-19 Vaccine in India

Syngene

Mahesh Bhalgat, COO, Syngene International stated, "We look forward to our collaboration with Dyadic to initially explore the development of a COVID-19 vaccine, and to further evaluate the potential of developing a differentiated vaccine platform based on Dyadic's proprietary C1- cell line."

Dyadic Announces Technology Transfer and Licensing Agreement With South Africa's Rubic Consortium

RUBIC

"The need to quickly acquire and commercialize technology and manufacturing capabilities, which addresses the infrastructure necessary to deploy vaccinations for broad populations affordably and timeously has never been a more strategic imperative of African nations than today," said Shabir Madhi, professor of vaccinology, Dean Faculty of Health Sciences at the University of the Witwatersrand, Johannesburg, who is leading COVID-19 vaccine trials in South Africa.

Epygen Biotech Announces Funding from India Government for Development of a COVID-19 Vaccine Using Dyadic's Licensed C1 Protein Production Platform

epygen

Debayan Ghosh, Founder and CMD of Epygen Biotech PVD, LTD., commented, "I personally have more than two decades of experience working with the C1 platform, which gives me tremendous confidence in this technology. Our aim is to initially produce 100 million doses per year, at an anticipated price point of approximately US$2 per dose, of the potential vaccine which could be used as the primary as well as booster against present and future SARS-CoV-2 variants."

Over $100MM and 30 years of commercial engineering invested in C1





"C1" (*Thermothelomyces heterothallica*) is an exceptional genetically engineered fungal strain
Broad application of C1 has expanded through decades of commercial engineering

1992

C1 strain discovered to produce commercially valuable enzymes

Commercial launch of C1 enzymes produced for industrial textile manufacturing

C1 molecular toolkit optimized for broad development across other industries including human therapeutic applications

Genome sequenced and cell line refined for high purity in industrial manufacturing

2005

Enzyme library developed

C1 launched in biofuels industry

Generally Recognized as Safe (GRAS) designation by FDA



Non-Pathogenic
Strain is non-toxic and non-infectious
No toxic byproducts are generated during production
Not Genotoxic
In vivo trials demonstrated:
No adverse effects
No foreign DNA
Safety confirmed
No Adverse Effects
Mice experiments showed:
No adverse clinical effects induced by C1 produced vaccines
For Enzyme Production: Generally Recognized as Safe (GRAS) Status
C1-cellulase accepted by FDA on September 29, 2009
FDA
GRAS notification letters are broadly recognized in the food and consumer products industries as the safety standard

2016

Launch of human biologics development for vaccines and biosimilars

Proof-of-Concept collaborations with pharma industry accelerate

Global partnerships and R&D projects with top pharma and leading animal health companies

Today



Preparations for 1st in human trials: DYAI-100 COVID Vaccine moving into in Phase 1 Clinical Trial in South Africa & India

C1 produced COVID-19 mAb shows safety and efficacy in hamsters and nonhuman primate studies

Strategic partnerships and collaborations:

- Janssen
- NIIMBL
- Rubic
- Epygen
- Syngene
- Phibro

DYADIC

C1 technology directly addresses mAb production challenges for LMICs

Manufacturing Challenges	
Affordability	Cost of infrastructure, media, and DSP to support current biomanufacturing platforms are prohibitive in LMICs
Process Complexity	Inherent challenges include time to produce stable cell lines, process optimization, drug substance and release, aseptic techniques, cold requirements
Access	To support levels of antibody production needed to supply LMIC markets at commercial levels, platforms must be able to produce mAbs at higher yields in faster cycles to meet growing demand

C1 Manufacturing Advantages

20+ years of proven industrial large-scale manufacturing

Conventional stainless-steel fermenters or single use bioreactor bags

Low cost, widely available media

Stable cell lines in ~ 60 days: From gene synthesis to stable strain for pre-clinical testing

Broad conditions for growth & High Yield

No nee for viral or endotoxin inactivation time and money savings

No unique cold storage requirements for manufacture or distribution

-Unparalleled scalable capacity from 5L to 500K L

Dyadic Investing In Validation of C1 Platform for Human Clinical Trials

Platform Evaluations

Regulatory

parexel | SAHPRA | Paul-Ehrlich-Institut

- -DYAI-100 regulatory assessment performed by Parexel with **no significant deficiencies identified**
- -DYAI-100 CMC technical package, pre-clinical animal and toxicology studies evaluated by Paul-Ehrlich-Institut (PEI)
  - -PEI conclusion data package and studies supported submission of Clinical Trial Application (CTA)
- -DYAI-100 IMPD and IB completed, CTA submitted with CMC requirements to South African Health Products Regulatory (SAHPRA)
  - -Human Ethics Committee approved protocol, SAHPRA comments received, awaiting final approval for Phase 1 study

CMC

eurofins | BTG

- -Completed cGMP manufacturing of toxicology and clinical trial material
- -Developed full regulatory CMC technical package for Drug Product & Drug Substance, Submitted CTA
- -DYAI-100 fill/finish completed, product on long term stability
  - -CMC technical package completed under review with SAPHRA, no issues noted to date

Toxicity/Safety

ENVIGO

- -Vaccines produced from C1 proteins tested for safety in animal trials with cattle, lambs, chicken, rabbits, hamsters and mice
  - -Demonstrated safety and efficacy in broad range of animal models for infectious diseases (influenza, COVID, RVFV)
- -DYAI-100 safety studies in mice, hamster studies and rabbit toxicology study
  - -DYAI-100 Rabbit Tox Study observed no adverse events

DYADIC

Genetic toolbox for rapid, stable, high yield C1 strain development

The advanced genetic toolkit for synthetic biology



Gen1
Gen2
Gen3
Gen4
HTP screening
Gen1
Sel.marker
Gen2
Precise gene targeting
Sel.marker
Gene deletion, KO
Genetic toolbox
Gen2
Sel.marker
Gen2
Gen2
Marker recycling
Gen1
Gen1
Promoter replacement
Gene integration
Reporter genes



Change in morphology led to hyper-productivity and low viscosity.



Rapid Generation of Highly Productive Stable Monoclonal Antibody Cell Lines

Site Directed Integration:



HC/LC Gene(s)
HS 1
C1 genome
The same rapid method will be used to construct a new cell line with the new gene
Additional HC/LC Gene(s)
HS 2
C1 genome
The Target Gene(s) are Integrated to C1 genome
Additional Target Gene(s) are Integrated to C1 genome

- The HC/LC Genes are located in 1 Hot Spot gene locus (HS 1)
- Additional HC/LC Genes are inserted at another HS locus (HS 2).
- The C1 Site Directed Transformation method leads to quick generation of stable C1 cell lines and purified protein (~ 7 weeks)

	1 week	3 weeks	1 week	2 weeks
Gene synthesis	Plasmid construction	Strain construction and re-isolation for monoclonality	MTP ferm., DSP and analytics & RCB Generation	1-30 l scale fermentation from RCB, DSP and analytics

- Sending samples for evaluation, binding assays and pre-clinical studies
- cGMP grade strain and process characterisation, MCB

- Rapid Development Timelines
- High Productivity – large quantities
- Purity
- Stability
- Robust Manufacturing Process
- Flexible Commercial Scales
- Low Cost

Rapidly develop vaccine, antibody, other therapeutic protein candidates which can be manufactured in microbial single use or stainless-steel bioreactors in larger quantities more affordably.

Library of secretion and folding factors genes

Selection of secretion and folding factors genes improves the productivity and stability



Heterologous Folding factors (human)
Heterologous Secretion factors (human)
Unfolded
Folded
C1 platform
Homologous Folding factors (C1)
Homologous Secretion factors (C1)
Positive effect of the yield/quality of mAb production in C1
Library of folding & secretion factors

- Potentially enhance secretion and/or folding in C1 expression platform
- The factor genes of the library were selected based on
  - Bibliography
  - RNA-seq data
  - Proteomic analysis

Systematic deletion of active proteases in C1 host to improve stability

KO proteases and main secreted proteins (15 genes ko)

Pharma C1 strains


Site directed integration
KO cellulases regulator
....

Systematic deletion of proteases genes based on:

- Isolation and identification of extracellular proteases
- C1 protease library in Pichia pastoris that allows to test more than 50 proteases
- Effect of different protease inhibitors on protease activity
- mRNA sequencing data
- Protease gene annotation


Protease Activity from fermentation cultures
< 50x
600
500
400
300
200
100
0
Δ1
Δ4
Δ4 Δclr
Δ5
Δ6
Δ7
Δ8
Δ9
Δ10
Δ11
Δ12


Protease Activity from 24-well plates
< 15x
80
70
60
50
40
30
20
10
0
Δ4
Δ5
Δ6
Δ7
Δ8
Δ9
Δ10
Δ11
Δ12
Δ13

*Direct fluoresence-based assay with casein substrate

mAbs stability is increased with proteases deletion


Protease activity
HC
HC fragments
LC

DYADIC

Native C1 glycosylation pattern is more similar to human glycan structures than yeast


Legend
Man
GlcNAc
Gal
Fuc
NeuAc
• not identified structures
M10-M14: N-glycans bearing 10-14 mannose residues
Yeast
CHO
T. heterothallica
Dextran ladder
M10
M11
M12
M13
M14
M3B

C1 Humanized Proteins



Glycan	Observed RT (min)	Amount (%)
M3	8,35	0,35
M3B	9,49	0,45
G0	10,49	32,54
G1	11,92	17,21
G1_2	12,13	29,51
G2	13,43	19,94
	Sum w/o IS	100
	Response w/o IS	101843184
	All human-like	99,2


Relative response=~site occupancy
6
5
4
3
2
1
0
Opdivo
Nivolumab (C1)

- Native glycosylation pattern from C1 has been glycoengineered to produce glycan structures that resemble human structure corresponding to CHO
- Several rounds of C1 glycoengineering steps:
  - Removal of detrimental activities
  - Over-expression of different activities:

- Nearly all human-like N-glycans; over 99 %, the remaining percentage is Man3-species
- Site-occupancy: relative response close to the values of reference Opdivo

DYADIC

C1 mAb Proof of Concept: Nivolumab

➢ ***Nivolumab strain development for high production level, high stability and Human glycan structure***

Productivity	Stability	N-Glycan

Productivity

Best productivity 22.3 g/L in 7 days fermentation[1]

Stability


Protease activity
HC
HC fragments
LC

N-Glycan

Glycan	Amount (%)
M3	0,35
M3B	0,45
G0	32,54
G1	17,21
G1_2	29,51
G2	19,94
Sum w/o IS	100
Response w/o IS	101843184
All human-like	99,2

Constructing Commercial Strains:

Developing highly productive (>20g/L), stable with human type of N-Glycan structure

1. Data from non-glycoengineered C1-cell using engineered protease deficient C1-cell

C1 Fermentation – Up and Downstream Processes

Fed-batch Process

- Fully defined low-cost medium
- Fed-batch technology with glucose feeding
- Wide range of conditions available pH: 5-8, Temp: 20 - 45°C
- Low viscosity culture due to unique morphology in the fermenter
- ~4-to-7-day process
- 1L to 500,000L fermentation scale, standard stainless steel and single use bioreactors
- At the end 30-40% biomass, 60-70 % supernatant (titers refer to the supernatant)
- Protein production requires no inducer
- Protein is (typically) secreted to the media

Fermentation



48 hrs!
24 hrs!
120-168 hrs!
Seed flask
Inoculum
Seed Tank
Fed-Batch technology!
200L – 500m3
FERMENTER
Defined medium!
NH4OH for pH control!
Glucose feeding!
Harvest Tank

Can Use Single Use Bioreactor

- GE / XBR 50 L

Purification



Transfer of the fermentation Culture
Separation of culture supernatant by centrifugation
Concentration and Dialysis using 100KDa
Concentration and Dialysis using 30KDa
Purification on CaptureSelect C-tagXL Affinity Matrix (Column)
Dialysis using 10KDa
Storage in -70°C
Analysis (IPC) DS

DYADIC

Generic process flow chart for C1 is 12-14 days



Generic Process Flow Chart for CHO is 41 – 54 days


1 – 1,5 days
0,75 -2,5 days
5 days
Pre-inoculum: Mycelium activation
Seed train: inoculum expansion in flak
Inoculum expansion - bioreactors
Production bioreactor
Passage 1 plate
Passage 2 flask
N-3 ~1.6L scale
N-2 ~40L scale
N-1 ~1000L scale
N ~12,000L scale

C1 platform: Increase mAb access faster more affordably globally

C1 platform produces comparable therapeutic proteins as CHO while overcoming key production limitations



C1 produces stable and correctly folded mAbs that have binding and neutralizing properties similar to those produced from CHO cells

Lower Cost
- Flexible production scale, single use and/or stainless-steel bioreactors
- C1 media <1/20 of the cost of CHO media
- No viral inactivation required; limited infrastructure investments

Faster Development and Production
- Stable cell lines in 7 weeks enabling rapid development and response
- C1 produces product significantly faster (12-14 days) than CHO cells (41-54 days); ~ Potential to produce three to four batches using C1 in the same timeframe as one batch using CHO cells

Higher Yields
- C1 has the potential to produce more product per batch and larger overall quantities
- ~ Potential to produce three to four batches using C1 in the same timeframe as one batch using CHO cells

C1 produced antibodies perform like CHO mAbs to treat infectious diseases


Human Health
❖ Flexibly Scalable Protein Based Product Manufacturing
Therapeutic treatments (mAbs)
❖ High Purities & Exceptional Yields/Stabilities
Infectious Diseases

Similar structure of mAbs produced in C1 to CHO produced mAbs

SDS PAGE


C1
CHO

Peptide fingerprint



Intact mass analysis (after de-N-glycosylation)


mAB (-Kterm)
mAb

Peptide mapping


C1
CHO

Oxidation and deamidation


Met oxid.
N/Q deamid.

Disulfide bridges

Disulphide bridges	Location
Cys 132-Cys 214	inter chain
Cys 135-Cys 148	intra chain HC
Cys 22-Cys 96	
Cys 227-Cys227	
Cys 230-Cys230	
Cys 261-Cys 321	
Cys 367-Cys 425	
Cys 134-Cys194	intra chain LC
Cys 23-Cys 88	

C1 manufactured monoclonal antibodies are stable and correctly folded

- Typically, stable mAbs production levels are between 5 – 10 g/L in 5-7 days
- Best productivity at Amber system:
  - 24.5 g/L in 7 days (3.5 g/l/day)
- Best productivity so far at 30L scale:
  - 20.6 g/L at 157 h (3.1 g/L/day)

Western Blotting


Days
2
3
4
5
6
ng
200 ng

Purification


Input – precleared fermentation broth
Fr. 4
Fr. 5
Fr. 6
Fr. 7
Purification by ProtA
HC
LC
C1-produced mAb
CHO-produced control

Surface Plasmon Resonance


CHO-produced
ka (1/Ms): 1,033E+5 ± 80
kd (1/s): 3,539E-4 ± 6,2E-7
KD(M): 3,424E-9
ka (1/Ms): 1,056E+5 ± 63
kd (1/s): 4,821E-4 ± 7,3E-7
KD (M): 4,565E-9
C1-produced
ka (1/Ms): 1,069E+5 ± 88
kd (1/s): 3,651E-4 ± 8,6E-7
KD(M): 3,417E-9
ka (1/Ms): 1,085E+5 ± 230
kd (1/s): 5,067E-4 ± 8,4E-7
KD (M): 4,669E-9

DYADIC

CHO-like neutralization and binding, but faster and more affordable

ANDES VIRUS



VSV-ANDV Neutralization
% neutralization
150
100
50
0
-50
-2
0
2
4
mAb concentration (log10 ng/mL)
rANDV-44 (ExpiCHO produced)
rANDV-44 (C1 produced)
DENV 2D22

	production method	IC_{50} (ng/mL)
rANDV-44	ExpiCHO	4.1
rANDV-44	C1	5.4
DENV 2D22	ExpiCHO	> 1 µg/mL

ZIKA



% virus neutralization
100
75
50
25
0
1
2
3
4
mAb concentration, log10 ng/mL
MTA 293 14.10.2021 SH (fungal)
MTA 517 15.10.2021 SH (fungal)
ZIKV-117 LALA-YTE (CHO)
EBOV-515

SARS-COV2



% Neutralization of SARS-CoV2_rVSV
125
100
75
50
25
0
-25
1
2
3
4
mAb conc log10 (ng/mL)
IC50 ng/ml
414-6 207
416-6 306
415-6 175
417-5 278
CHO-2381 311
r2D22

RIFT VALLEY



RVFV-268 C1 vs expi293F production
% Infection relative to no mAb control
100
50
0
-4
-2
0
2
Ab concentration (log10µg/mL)
CCHF-212
C1 RVFV-268
expi293F RVFV-268

DYADIC

Broad Neutralization of SARS-CoV-2 Variants of Concern C1 produced mAb


C1 Expressed SARS-COV2 mAb
87G7
Live virus
Neutralization (%)
100
50
0
10-4
10-3
10-2
10-1
100
10¹
MAb concentration (µg/ml)
D614G
Alpha
Beta
Gamma
Delta
Omicron


Regeneron SARS-COV2 mAb
REGN10933
Live virus
Neutralization (%)
100
50
0
10-4
10-3
10-2
10-1
100
10¹
MAb concentration (µg/ml)

- C1 SARS-CoV-2 mAb neutralizes all variants up to and including Omicron 1 & 2
- Expected 3Q readout for ongoing non-human primates

Manufacturing larger quantities of affordable cocktails of mAbs & antigen treatments / vaccines

C1 Neutralizing mAbs

87G7 mAb neutralize **ALL** CoV-2 variants through Omicron BA.2

87g7

+

New Variant


C1 N-mAb

Variant CoV-2 mAb can be added to 87G7 to develop mAb cocktail to neutralize BA.4/5 .....


COVID-19
C1 vaccine

Wuhan

Alfa

Beta

Gamma

Delta

Omicron

Omicron BA.5

C1 RBDs

- The C1 recombinant protein production platform can be used to rapidly respond to regional and global antibody & vaccine demand.
- C1 cell lines produce neutralizing mAbs or antigen cocktails <u>faster</u>, <u>in larger quantities</u>, and <u>more affordably</u> using low-cost media in standard microbial bioreactors

DYADIC

C1 produced mAbs have virtually identical structure, properties and activities to CHO produced mAbs

C1 platform produces comparable therapeutic proteins as CHO while overcoming key production limitations



C1 produced mAbs have virtually identical properties and activities to CHO produced mAbs

Neutralization
C1 mAbs neutralize viruses virtually identical to CHO produced mAbs

Binding
C1 mAbs are correctly folded, bind virtually identical to CHO produced mAbs

Glycan Structure
C1 native glycans are more human than yeast

C1 cells have been glycoengineered to express mAbs with human like glycan structures (~99%)

C1 has capability to express bispecific antibodies, nanobodies, other therapeutic proteins

- The best production levels so far are: **Bispecific X at 7.62 g/L in 7 days (unoptimized)**
- Mass spectrometry analysis indicates that vast majority of Bispecific X is correctly assembled



100
98073.9
98234.5
97836.0
98396.0
98561.0
98720.0
0
97500
98000
98500
99000
mass

- MS Deconvoluted spectrum analysis
- Followed the expected spectrum



DYADIC

Rapid Commercial Manufacture of Affordable, High Value, Safe and Effective Protein Products

HUMAN HEALTH

High Yields and Purities for Therapeutic Proteins[1]

Vaccine Antigen Glycoproteins & mAbs	Total Yield	Yield per Day
Fc-Fusion Products	15.3 g/L	2.58 g/L
mAb Products	24.5 g/L	3.1 g/L
fAb Product	14.5 g/L	2.1 g/L
Tri-Specific	6.12 g/L	1.02 g/L

High Productivity for Classes Routinely Used in Vaccines[1]

Recombinant Protein Antigens	Total Yield	Yield per Day
Influenza HemAgglutinin (HA)	413 mg/L	72 mg/L
Influenza A California (H1N1)	490 mg/L	160 mg/L
Neuraminidase (NA) Products	800 mg/L	114.2 mg/L
Coronavirus Antigen (S-RBD)	2000-3000 mg/L	400-600 mg/L
Coronavirus Antigen (Ferritin-S gRBD)	3000 mg/L	600 mg/L
Virus-Like Particle (VLP) Products	2,200 mg/L	500 mg/L

ANIMAL HEALTH

Recombinant Protein Antigens	Total Yield	Total Yield
Avian Livestock	10.0 g/L	1.43g/L
Rift Valley Fever Virus (RVFV)	1.6 g/L	0.32 g/L
Schmallenberg Virus (SBV)	1.8 g/L	0.3 g/L

DYADIC

1. Data from non-glycoengineered C1-cells using different protease deficient C1-cells

Peer Reviewed Scientific Publications

Toxicology Study:

- Toxicity and Local Tolerance of a Novel Spike Protein RBD Vaccine Against SARS-CoV-2, Produced Using the C1 Thermothelomyces Heterothallica Protein Expression Platform

Journals:

- Vaccines – The Highly Productive Thermothelomyces heterothallica C1 Expression System as a Host for Rapid Development of Influenza Vaccines
- A recombinant SARS-CoV-2 receptor-binding domain expressed in an engineered fungal strain of Thermothelomyces heterothallica induces a functional immune response in mice
- In-solution buffer-free digestion allows full-sequence coverage and complete characterization of post-translational modifications of the receptor-binding domain of SARS-CoV-2 in a single ESI-MS spectrum
- Development of a Modular Vaccine Platform for Multimeric Antigen Display Using an Orthobunyavirus Model



A Vaccine Or Drug That Is Unavailable Or Unaffordable Is 100% Ineffective

Learn more at www.dyadic.com / info@dyadic.com